UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2007

                            State Street Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Massachusetts                 001-07511                  04-2456637
(State of Incorporation)    (Commission File Number)  (IRS Employer Identifica-
                                                             tion Number)

       One Lincoln Street, Boston, Massachusetts                       02111
     --------------------------------------------------------------------------
       (Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (617) 786-3000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02.        Results of Operations and Financial Condition.

         On January 17, 2007, State Street Corporation issued a news release announcing its results of operations and related financial information for the fourth quarter and year ended December 31, 2006. A copy of that news release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

         State Street Corporation's news release dated January 17, 2007, announcing fourth quarter and year ended December 31, 2006 results of operations and related financial information is furnished herewith as Exhibit 99.1.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STATE STREET CORPORATION

                                              By:      /s/ James J. Malerba
                                              ----------------------------------
                                              Name:    James J. Malerba
                                              Title:   Senior Vice President and
                                                       Corporate Controller


Date: January 17, 2007

                                  EXHIBIT INDEX

Exhibit No.       Description
---------         -----------

99.1 News release dated January 17, 2007, announcing fourth quarter and year ended December 31, 2006 results of operations and related financial information.